EXHIBIT 10.1

AMENDMENT
OF
2011 AMENDED AND RESTATED
ACCO BRANDS CORPORATION
INCENTIVE PLAN

This Amendment (“Amendment”) of the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan (“Plan”), adopted by the Board as of February 23, 2012, is effective on the Effective Time (defined below) subject to approval by the stockholders at the special meeting occurring in connection with the Merger (defined below).

RECITALS

WHEREAS, ACCO Brands Corporation (the “Company”) sponsors the Plan, which the Company most recently amended and restated pursuant to stockholder approval on May 17, 2011;

WHEREAS, the Company has entered into an Agreement and Plan of Merger with MeadWestvaco Corporation and Monaco SpinCo, Inc., dated as of November 17, 2011 (“Merger Agreement”), pursuant to which on the Effective Time (as defined in the Merger Agreement) Augusta Acquisition Sub, Inc., a wholly-owned subsidiary of the Company, will merge with and into Monaco SpinCo, Inc. (the “Merger”); and

WHEREAS, in connection with the Merger, the Board deems it advisable to amend the Plan, subject to approval of the stockholders, to increase the maximum number of Shares authorized for Awards thereunder and to modify the ratio of Shares issuable pursuant to Full Value Awards to Shares issuable pursuant to SARs and Options.

NOW, THEREFORE, the Company amends the Plan effective on the Effective Time, subject to the approval of the stockholders at the special meeting for approval of the Merger, as follows:

1.        Capitalized terms not defined herein shall have the meaning set forth in the Plan.

2.        Section 4(a) of the Plan is amended as follows:

(a)   By deleting the number “5,265,000” and replacing it with the number “15,665,000”; and

(b)   By deleting the number “1.58” and replacing it with the number “1.24”, effective for Shares issued pursuant to Awards, other than SARs and Options, granted after the Effective Time.

3.        The Plan is hereby ratified, affirmed and continued, as amended hereby.

WHEREFORE, the Company hereby adopts this Amendment effective as set forth above.

ACCO BRANDS CORPORATION By: /s/ Steve Rubin Its: Senior Vice President, Secretary and General Counsel

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